Exhibit 10.42

WARRANT CERTIFICATE

to Purchase Shares of the Common Stock
of
TRANSCAT, INC.

     1.  THIS IS TO CERTIFY that, for value received, [___] (the “Warrant Holder”) is entitled to purchase [___] shares of the Common Stock, par value $.50 per share (the “Common Stock”), of TRANSCAT, INC., an Ohio corporation (the “Company”) (the “Shares”), at a purchase price of $[___] per share, that being the closing price per share of the Common Stock reported by The Nasdaq Stock Market on [___], the date of grant of the warrant represented by this Warrant Certificate (the “Warrant”), all in accordance with and subject to the terms of the Transcat, Inc. Amended and Restated Directors’ Warrant Plan, effective August 21, 1984 and as subsequently amended and restated and as further amended (the “Plan”).

     2. The Warrant shall vest and become exercisable pro rata with respect to one-third of the shares subject to such warrant on the first, second and third anniversaries of the date of grant.

     3. The Warrant shall expire on [___]; provided, however, that, if earlier:

     (a) the Warrant shall lapse and terminate on the 90th day after the date on which the Warrant Holder ceases to serve as a member of the Board of Directors of the Company; and

     (b) upon the death of the Warrant Holder while serving as a member of the Board of Directors of the Company, the Warrant shall be exercisable only by the Warrant Holder’s legal representative and only to the extent that it has vested by the date of death, and must be exercised within 90 days after the date of death (but in no event after the expiration of the Warrant), whereupon the Warrant shall expire and be of no further force or effect.

     4. In exercising the Warrant, in whole or in part, the Warrant Holder shall do so by giving written notice to the Company at the principal office of the Company, 35 Vantage Point Drive, Rochester, New York 14624, accompanied by this Warrant Certificate, together with a purchase form, in form specified by the Company, duly executed, and payment, in cash, of the purchase price for the number of Shares then to be purchased by the Warrant Holder. If the Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant Certificate as aforesaid, execute and deliver to the Warrant Holder a new Warrant Certificate evidencing the right of the Warrant Holder to purchase the balance of the Shares which are not the subject of exercise. The Warrant shall not be exercised for less than one whole Share.

     5. The Warrant Holder shall not, by virtue of this Warrant Certificate, be entitled to any rights of a shareholder of the Company.

     6. The Company shall, at all times during which the Warrant may be exercised, keep available for issue upon exercise of the Warrant such number of authorized but unissued shares of Common Stock, or shares of Common Stock held in the treasury of the Company, as will be sufficient to permit the exercise in full of the Warrant.

     7. The Warrant Holder acknowledges and agrees that the Warrant may not be offered for sale, sold, pledged, hypothecated or otherwise transferred or disposed of in any manner inconsistent with this Warrant Certificate or the Plan. The Warrant is not transferable other than by will or the laws of descent and distribution, and during the Warrant Holder’s lifetime the Warrant may be exercised only by him.

     The Warrant Holder represents to the Company that the Warrant is being, and (unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the “Act”)) any Shares acquired by the Warrant Holder upon exercise of the Warrant shall be, acquired by the Warrant Holder solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling, transferring or disposing of the same. The Warrant Holder acknowledges and agrees that any Shares acquired upon exercise of the Warrant may not be offered for sale, sold or otherwise transferred or disposed of unless (i) a Registration Statement with respect thereto shall then be effective under the Act, and the Warrant Holder shall have provided proof satisfactory to counsel for the Company that he has complied with all applicable state securities laws, or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer of the Shares is exempt from the registration requirements of the Act and may otherwise be effected in compliance with any other applicable law, including all applicable state securities laws. The Warrant Holder agrees that unless a Registration Statement with respect thereto shall then be effective under the Act, a legend to this effect may be placed on each certificate, and in any case a stop transfer order may be placed against his account, relating to the Shares. In addition, each such certificate shall bear such additional legends and statements as the Company deems advisable to assure compliance with the provisions of the Plan as well as all Federal and state laws and regulations, including securities laws and regulations.

     The Warrant Holder confirms that the Company is relying upon his representations contained in this Section 7 in connection with the issuance to him of this Warrant Certificate. The Warrant Holder undertakes to notify the Company immediately of any change in any representation or other information relating to him set forth in this Section 7, and agrees that such representations and his agreements, undertakings and acknowledgements contained herein shall survive the exercise of the Warrant. In consideration of the issuance to the Warrant Holder of the Warrant and the Shares upon any exercise of the Warrant, the Warrant Holder hereby indemnifies and holds harmless the Company, and the officers, directors, employees and agents thereof, from and against any and all liability, losses, damages, expenses and attorneys’ fees which they may hereafter incur, suffer or be required to pay by reason of the falsity of, or his failure to comply with, any representation or agreement contained in this Section 7.

     8. All shares of Common Stock issued upon exercise of the Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges (other than taxes with respect to the Warrant Holder’s gain or income) that may be imposed in respect of the issue and delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any shares of Common Stock in any name other than that of the Warrant Holder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no tax or other charge is due.

     9. All the terms and provision of the Plan, a copy of which has been previously provided to the Warrant Holder, are hereby expressly incorporated into this Warrant Certificate and made a part hereof as if printed herein.

     10. Upon receipt by the Company of evidence satisfactory to it of the ownership, and the loss, theft, destruction or mutilation, of this Warrant Certificate, and (in the case of loss, theft or destruction) receipt of indemnity satisfactory to it, or (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant Certificate of like tenor.

     11. All notices and other communications from the Company to the Warrant Holder shall be in writing and sent to such address as may have been furnished to the Company in writing by the Warrant Holder. If mailed, such notice shall be deemed to have been given when deposited in the United States mail, postage paid. All notices to the Company shall be addressed to its principal place of business.

     12. Neither this Warrant Certificate nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     13. This Warrant Certificate shall be construed and enforced in accordance with and governed by the laws of the State of Ohio (without regard to its conflict of laws rules).

     14. As used herein, the masculine pronoun shall include the feminine and the neuter, as appropriate in the context.

Dated: [___]

TRANSCAT, INC.
By:

Attest:

The undersigned Warrant Holder hereby makes the representations, and acknowledges and affirms the agreements, contained in Section 7 of the foregoing Warrant Certificate.

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